Exhibit 10 (b)

                              AMENDMENT NO. 4
                                  TO THE
                          INTERPHASE CORPORATION
                  AMENDED AND RESTATED STOCK OPTION PLAN


       Pursuant to Section 17 of  the Interphase Corporation Amended  and

  Restated Stock Option Plan (the "Plan"), the Plan is hereby amended  as follows:

       1.   Section 5  of the  Plan  is hereby  amended  to read  in  its entirety as follows:

            5.   SHARES SUBJECT  TO  PLAN.     The Board  may  not  grant
            options under the Plan for more than 3,500,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.


       IN WITNESS WHEREOF,  the undersigned has  executed this  Amendment effective as of the 19th day of January, 2000.



                                     INTERPHASE CORPORATION

                                     By:
                                        ----------------------------
                                        Gregory B. Kalush, President